UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020 (June 8, 2020)

Vince Holding Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36212	75-3264870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue – 20th Floor New York, New York 10110		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 944-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VNCE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Third Amendment to Revolving Credit Facility

On June 8, 2020, Vince, LLC (“Vince”), an indirectly wholly owned subsidiary of Vince Holding Corp. (the “Company”), entered into the Third Amendment  (the “ABL Third Amendment”) to that certain Credit Agreement (the “Revolving Credit Facility”), dated August 21, 2018, by and among Vince, as the borrower, the guarantors named therein, Citizens Bank, N.A. ("Citizens"), as administrative agent and collateral agent, and the other lenders from time to time party thereto.

The ABL Third Amendment, among other things, increases availability under the facility’s borrowing base by (i) temporarily increasing the aggregate commitments under the Revolving Credit Facility to $110 million through November 30, 2020 (such period, the “Accommodation Period”) and $100 million thereafter; (ii) temporarily revising the eligibility of certain account debtors during the Accommodation Period by extending by 30 days the period during which those accounts may remain outstanding past due as well as increasing the concentration limits of certain account debtors and (iii) for any fiscal four quarter period ending prior to or on October 30, 2021, increasing the cap on certain items eligible to be added back to "Consolidated EBITDA" (as defined in the Revolving Credit Facility) to 27.5% from 22.5%.

The ABL Third Amendment also (a) waives events of default; (b) temporarily increases the applicable margin on all borrowings of revolving loans by 0.75% per annum during the Accommodation Period and increases the LIBOR floor from 0% to 1%; (c) eliminates Vince's and any loan party’s ability to designate subsidiaries as unrestricted and to make certain payments, restricted payments and investments during the Extended Accommodation Period (as defined below); (d) temporarily suspends the Consolidated Fixed Charge Coverage Ratio (“FCCR”) covenant through the delivery of a compliance certificate relating to the fiscal quarter ended July 31, 2021 (such period, the “Extended Accommodation Period”); (e) requires Vince to maintain an FCCR of 1.0 to 1.0 in the event the excess availability under the Revolving Credit Facility is less than (x) $10 million between September 6, 2020 and January 9, 2021, (y) $12.5 million between January 10, 2021 and January 31, 2021, and (z) $15 million at all other times during the Extended Accommodation Period; (f)  imposes a requirement (y) to pay down the Revolving Loan Facility to the extent cash on hand exceeds $5 million on the last day of each week and (z) that, after giving effect to any borrowing thereunder, Vince may have no more than $5 million of cash on hand; (g) permits Vince to incur up to $8 million of additional secured debt (in addition to any interest accrued or paid in kind), to the extent subordinated to the Revolving Credit Facility on terms reasonably acceptable to Citizens; (h) establishes a method for imposing a successor reference rate if LIBOR should become unavailable, (i) extends the delivery periods for (x) annual financial statements for the fiscal year ended February 1, 2020 to June 15, 2020 and (y) quarterly financial statements for the fiscal quarters ended May 2, 2020 and ending August 1, 2020 to July 31, 2020 and October 29, 2020, respectively, and (j) grants ongoing relief through September 30, 2020 with respect to certain covenants regarding the payment of lease obligations.

Third Amendment to Term Loan Facility

On June 8, 2020, Vince entered into the Third Amendment (the “TL Third Amendment”) to that certain Credit Agreement (the “Term Loan Facility”), dated August 21, 2018, by and among Vince, as the borrower, the guarantors named therein, Crystal Financial LLC ("Crystal"), as administrative agent and collateral agent, and the other lenders from time to time party thereto.

The TL Third Amendment, among other things, (i) temporarily suspends the FCCR covenant through the Extended Accommodation Period; (ii) requires Vince to maintain an FCCR of 1.0 to 1.0 in the event the excess availability under the Revolving Credit Facility is less than (x) $10 million between September 6, 2020 and January 9, 2021, (y) $12.5 million between January 10, 2021 and January 31, 2021, and (z) $15 million during all other times during the Extended Accommodation Period; (iii) revises the FCCR required to be maintained following the Extended Accommodation Period (commencing with the fiscal month ending July 31, 2021) to be 1.50 to 1.0 for the fiscal quarter ending July 31, 2021, and 1.75 to 1.0 for each fiscal quarter thereafter; (iv) waives the amortization payments due on July 1, 2020 and October 1, 2020 (including the amortization payment due on April 1, 2020 that was previously deferred); (v) for any fiscal four quarter period ending prior to or on October 30, 2021, increasing the cap on certain items eligible to be added back to "Consolidated EBITDA" (as defined in the Term Loan Facility) to 27.5% from 22.5%; and (vi) during the Extended Accommodation Period, allows Vince to cure any default under the applicable FCCR covenant by including any amount provided by equity or subordinated debt (which amount shall be at least $1 million) in the calculation of excess availability under the Revolving Credit Facility so that the excess availability is above the applicable threshold described above.

The TL Third Amendment also (a) waives events of default; (b) temporarily revises the applicable margin to be 9.0% for one year after the TL Third Amendment effective date (2.0% of which is to be accrued but not payable in cash until the first anniversary of the TL Third Amendment effective date) and after such time and through the Extended Accommodation Period, 9.0% or 7.0%, subject to a pricing grid based on Consolidated EBITDA; (c) increases the LIBOR floor from 0% to 1%; (d) eliminates Vince’s and any loan party’s ability to designate subsidiaries as unrestricted and to make certain payments, restricted payments and investments during the Extended Accommodation Period; (e) resets the prepayment premium to 3.0% of the prepaid amount if prepaid prior to the first anniversary of the TL Third Amendment effective date, 1.5% of the prepaid amount if prepaid prior to the second anniversary of the TL Third Amendment effective date and 0% thereafter; (f) imposes a requirement to pay down the Revolving Credit Facility to the extent cash on hand exceeds $5 million on the last day of each week; (g) permits Vince to incur up to $8 million of additional secured debt (in addition to any interest accrued or paid in kind), to the extent subordinated to the Term Loan Facility on terms reasonably acceptable to Crystal; (h) extends the delivery periods for (x) annual financial statements for the fiscal year ended February 1, 2020 to June 15, 2020 and (y) quarterly financial statements for the fiscal quarters ended May 2, 2020 and ending August 1, 2020 to July 31, 2020 and October 29, 2020, respectively, and (i) grants ongoing relief through September 30, 2020 with respect to certain covenants regarding the payment of lease obligations.

The foregoing is only a summary of the material terms of the ABL Third Amendment and the TL Third Amendment, respectively, does not purport to be complete, and is qualified in its entirety by reference to the ABL Third Amendment and the TL Third Amendment, respectively, to be filed with the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending August 1, 2020.

Item 2.02 Results of Operations and Financial Conditions.

On June 9, 2020, the Company issued a press release reporting the financial results of the Company for the fiscal year and fourth quarter ended February 1, 2020.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including Exhibit 99.1 hereto, the Company furnished under this item is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 “Entry into Material Definitive Agreements” is incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

The Securities and Exchange Commission (the “SEC”) has issued an Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), which provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) pandemic.

The Company is filing this Current Report on Form 8-K to report that it is postponing the filing date of its Quarterly Report on Form 10-Q for the fiscal quarter ended May 2, 2020 (the “Quarterly Report”) in reliance on the Order.

COVID-19 has caused significant disruptions to the Company’s business and operations, as it has to many other retailers, including continued closures of a majority of its retail stores and furloughs of a significant portion of its associates, including some of its finance staff, with remaining personnel working remotely. The Company’s management and staff are continuing to devote significant time and attention to develop and execute operational and financial plans to address the impact of COVID-19 on the Company’s operations and financial position, including the valuation of the Company’s goodwill and intangible assets as well as property and equipment, operating lease assets or other finite-lived intangible assets, which are likely to be impaired in the first fiscal quarter ended May 2, 2020. Because of this, the Company’s resources, which have already been significantly reduced after the furloughs, are diverted from completing certain tasks necessary to file the Quarterly Report on June 16, 2020, its original due date. Notwithstanding the foregoing, the Company expects to file the Quarterly Report no later than 45 days from June 16, 2020.

The information which the Company furnished in this item is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01 Other Matters.

The Company is supplementing the risk factor previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 27, 2020, as follows:

The COVID-19 pandemic has adversely affected, and is expected to continue to adversely affect, our business, financial condition, cash flow, liquidity and results of operations.

The spread of the novel coronavirus (“COVID-19”), which was declared a pandemic by the World Health Organization in March 2020, has caused state and municipal public officials to mandate jurisdiction-wide curfews, including “shelter-in-place” and closures of most non-essential businesses as well as other measures to mitigate the spread of the virus. While we continue to serve our customers through our online e-commerce websites, we were forced to shut down all of our domestic and international retail locations alongside other retailers, including our wholesale partners, which has resulted in a sharp decline in our revenue and ability to generate cash flows from operations. Although certain jurisdictions have since loosened the restrictive orders and a limited number of our retail stores have re-opened, the extent of the negative impact of COVID-19 on our operations remains uncertain and potentially wide-spread, including:

•	our ability to successfully execute our long-term growth strategy during these uncertain times;
•	temporary closures and/or re-closures of our stores, distribution centers, and corporate facilities for unknown periods of time, as well as those of our wholesale partners;
•

potential declines in the level of consumer purchases of discretionary items and luxury retail products, including our products, caused by lower disposable income levels, travel restrictions, or other factors beyond our control;

•

the potential build-up of excess inventory as a result of store closures and/or lower consumer demand, including those resulting from potential changes in consumer traffic, behavior and shopping preferences, such as their willingness to shop at our or our wholesale partners’ retail locations;

•	supply chain disruptions resulting from closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in infected areas;
•

our ability to access capital sources and maintain compliance with our credit facilities, as well as the ability of our key customers, suppliers, and vendors to do the same in regard to their own obligations;

•	our ability to collect outstanding receivables from our customers; and
•

diversion of management and employee attention and resources from key business activities and risk management outside of COVID-19 response efforts, including cybersecurity and maintenance of internal controls.

The COVID-19 pandemic remains highly volatile and continues to evolve on a daily basis and therefore, there can be no assurance that any measure we take against it will prove successful, and impacts of COVID-19 are expected to continue to adversely affect the Company’s business, financial condition, cash flow, liquidity and results of operations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company, dated June 9, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VINCE HOLDING CORP.

Date: June 9, 2020	By:	/s/ David Stefko
David Stefko
Executive Vice President, Chief Financial Officer